Exhibit 10.40

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

GRANT AGREEMENT

BETWEEN

LE MINIST`ERE DES RESSOURCES NATURELLES ET DE LA FAUNE, Clément Gignac, for and on behalf of the government of Quebec, herein represented by Mario Gosselin, Associate Deputy Minister for Energy, duly authorized pursuant to section 5 of the Act respecting the Ministère des Ressources naturelles et de la Faune (R.S.Q., c. M-25.2);

(hereinafter referred to as the “Minister”)

AND

Éthanol Cellulosique Varennes s.e.c. (Varennes Cellulosic Ethanol LP), herein acting and represented by its general partner, 7037163 CANADA INC., a corporation constituted under the  laws of Canada, the address of the elected domicile in Quebec of which is located at 1010 Sherbrooke Street West, Suite 1610, Montreal, Quebec, H3A 2R7, represented in turn by Vincent Chornet and Jean Roberge, duly authorized pursuant to a resolution of its Board of Directors (Schedule A).

(hereinafter referred to as “Varennes Cellulosic Ethanol LP”)

(The Minister and Varennes Cellulosic Ethanol LP being hereinafter collectively referred to as the “Parties” and individually as a “Party”.)

RECITALS

WHEREAS the purpose of Quebec’s 2006-2015 energy strategy as well as Step 4 of the 2006-2012 action plan on climate change is to achieve the goal of an average content of 5% ethanol in gas sales by 2012;

WHEREAS Varennes Cellulosic Ethanol LP will use as raw material residual materials managed according to the hierarchy of the management methods set forth in the Quebec policy for managing residual materials.

WHEREAS Varennes Cellulosic Ethanol LP has determined that the most appropriate place to set up its plant is the City of Varennes in Montérégie, given in particular the operation by Éthanol GreenField Québec inc. on the same site, namely at 3300 Marie-Victorin Boulevard in Varennes, of a first generation ethanol distillery with which it will be integrated;

WHEREAS Varennes Cellulosic Ethanol LP has confirmed its interest in participating in this proposed plant and has undertaken to contribute with the Minister and the federal government to the financing of the said plant;

WHEREAS the only business operated by Varennes Cellulosic Ethanol LP will be limited to the construction and operation of the proposed plant in the City of Varennes in Montérégie;

Whereas, pursuant to the first paragraph of section 15 of the Act respecting the ministère des Ressources naturelles et de la Faune (R.S.Q., c. M-25.2), the Minister may grant subsidies in the exercise of his functions;

Whereas, pursuant to section 3 of the Regulation respecting the promise and awarding of grants (R.R.Q., 1981, c. A-6.01, r. 6), the Minister has been authorized by the government, on the recommendation of the Conseil du trésor, in accordance with Order-in-Council No. 465-2011 dated May 4, 2011, to pay Varennes Cellulosic Ethanol LP a maximum subsidy of $18,000,000.

THE PARTIES AGREE AS FOLLOWS:

ARTICLE 1:  PURPOSE OF AGREEMENT

The purpose of this agreement is the granting of a subsidy during fiscal years [ * ] to [ * ] by the Minister of a maximum amount of $18,000,000 to Varennes Cellulosic Ethanol LP as a contribution to the financing of the construction of a cellulosic ethanol production plant using thermochemical technology (gasification) in Varennes (hereinafter referred to as the “Project”).

This contribution represents approximately 20% of the cost of the Project, which is estimated to be $90,000,000 according to the financing package and projected expenses appearing in Schedule B hereof.

The said project consists of producing ethanol from residual material resulting from industry, commerce and institutions (ICI), construction, renovation and demolition activities (CRD) as well as wood residue processed using thermochemical technology (gasification).  The production capacity of such plant shall be approximately 40 million litres of ethanol per year.

ARTICLE 2:  OBLIGATIONS OF VARENNES CELLULOSIC ETHANOL LP

In order to receive the subsidy contemplated by section 1, Varennes Cellulosic Ethanol LP agrees to comply with the following conditions:

2.1                                use the subsidy granted hereby for the sole purposes set forth herein;

2.2                                 repay the Minister, upon the expiry of this agreement, any unused amount of the subsidy granted;

2.3                                 repay the Minister forthwith any amount used for purposes other than those contemplated hereby;

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

2.4                                 carry out the Project substantially according to the document entitled “Projet d’usine de production d’éthanol de seconde génération à Varennes” [proposed second generation ethanol production plant in Varennes] dated January 2010, subject to the adjustments made to the Project since that date;

2.5                                 use the subsidy according to the schedule set forth in Schedule C, to pay the costs of the anticipated work;

2.6                                 keep specific accounting records for Varennes Cellulosic Ethanol LP;

2.7                                 give the Minister, not later than April 30th each year, an audited report of the expenses incurred, the use of the subsidy and the financial contributions received from other sources by Varennes Cellulosic Ethanol LP.  Such reports shall specifically mention any material change affecting the financial package and Project costs;

2.8                                 use suppliers of goods and services, manufacturers, associates and sub-contractors established in Quebec, when the goods and services they provide are satisfactory in the opinion of Varennes Cellulosic Ethanol LP in terms of quality, performance, price and delivery terms.  This obligation shall not apply in the case of sales of equipment outside Quebec conditional upon local purchases;

2.9                                 mention in all communications, publications, advertising and press releases related hereto that a financial contribution of the government of Quebec has been paid and send the Minister a copy of such communication material.  However, the mention of a financial contribution of the Minister shall not in any event suggest that the Minister recommends any products or processes;

2.10                           give the representative designated by the Minister technical progress reports based on completion of the important steps of the Project (see Schedule C) and, at the end of the Project, a sufficiently complete final technical report to allow the Minister to analyze the progress and evolution of the work and the results;

2.11                           provide the Minister with all information and documents reasonably necessary to allow the expenses to be audited and give access to any financial information which may be useful for such purpose;

2.12                           agree to a public announcement being made by the Minister providing the following information:  the name and address of Varennes Cellulosic Ethanol LP, the nature of the Project and the terms of this agreement;

2.13                          keep all documents related to the subsidy for a five (5) year period following the expiry of this agreement, give access thereto to a representative designated by the Minister and allow him to make and keep a copy;

2.14                           comply with the laws, regulations, orders-in-council, Ministerial orders and standards applicable to the Project and this agreement; and

2.15                           obtain the Minister’s prior consent for any material change in the nature, scope, pace or breakdown of the anticipated budgets for the Project or for any change of other material elements of the Project.

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

ARTICLE 3:  TERMS OF PAYMENT

The amount of the subsidy contemplated by section 1 shall be paid to Varennes Cellulosic Ethanol LP according to the following terms:

3.1                                 for fiscal year [ * ], following the signing hereof by Varennes Cellulosic Ethanol LP, written confirmation that the project financing is completely met and the public announcement of the implementation of the project by Varennes Cellulosic Ethanol LP, an initial payment of $8,000,000 shall be made not later than thirty (30) days following receipt of an application for payment submitted to the Minister by Varennes Cellulosic Ethanol LP;

3.2                                 for fiscal year [ * ], after the start-up of the construction site for the plant, a second payment of $3,200,000 shall be made not later than thirty (30) days following receipt of an application for payment submitted to the Minister by Varennes Cellulosic Ethanol LP, along with a progress report on the finalizing of the detailed engineering of the processes and the review of engineering documents;

3.3                                 for fiscal year [ * ], a third payment of $3,200,000 shall be made not later than thirty (30) days following receipt of an application for payment submitted to the Minister by Varennes Cellulosic Ethanol LP, along with a progress report on the implementation of the gasifier and following inspection of the gasifier construction site; and

3.4                                 for fiscal year [ * ], a fourth and last payment of up to $3,600,000, i.e. 20% of the maximum subsidy of $18,000,000, shall be made not later than ninety (90) days after the end of construction work on the plant, including that relating to the implementation of the methanol and ethanol trains, a final inspection of the plant and approval by the Minister of a final technical and financial report prepared by Varennes Cellulosic Ethanol LP.

ARTICLE 4:  INTELLECTUAL AND MATERIAL PROPERTY RIGHTS

4.1                                 Holder of intellectual and material property rights

The intellectual and material property rights belonging to Enerkem inc. when this agreement is signed shall remain the property of Enerkem inc.

The intellectual and material property rights belonging to GreenField Ethanol inc. when this agreement is signed shall remain the property of GreenField Ethanol inc.

The intellectual and material property rights relating to the work resulting from this agreement which will be granted by Enerkem inc. or GreenField Ethanol inc. to Varennes Cellulosic Ethanol LP shall belong to it.

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

4.2                                 Specific licence concerning the intellectual property rights stemming from certain work resulting from this agreement

Varennes Cellulosic Ethanol LP grants the Minister a non-exclusive, non-transferable and irrevocable licence allowing it to publish the general, non-confidential results of the Project.

Any consideration for such licence shall be included in the amount of the subsidy contemplated by section 1.

Varennes Cellulosic Ethanol LP agrees to obtain, in favour of the Minister, from the authors of such general, non-confidential results of the Project, a waiver of their moral right to the integrity thereof.

4.3                                 Guarantee respecting the licence contemplated by paragraph 4.2 hereof

Varennes Cellulosic Ethanol LP warrants to the Minister that it holds all the rights allowing it to enter into and fulfil its obligations hereunder and in particular to grant the copyright licence contemplated by subsection 4.2 and shall defend the Minister against any recourse, claim, demand, lawsuit and other proceedings taken by any person with respect to the subject of such guarantees.

Varennes Cellulosic Ethanol LP agrees to indemnify the Minister and hold him harmless with respect to any recourse, claim, demand, lawsuit and other proceedings taken by any person with respect to the subject of such guarantees.

ARTICLE 5:  CONFIDENTIALITY

Each Party agrees not to disclose or reveal, without being duly authorized thereto by the other Party, any information of which they become aware in the performance of this agreement.

Each of the Parties agrees to take the necessary steps so that each of its employees assigned to the performance of this agreement shall certify that any information obtained in connection with the performance of this agreement shall not be disclosed or made known to any person whomsoever and that the employee will not use such information for his personal benefit.

ARTICLE 6:  CONFLICT OF INTEREST

Varennes Cellulosic Ethanol LP shall avoid any situation which would create a conflict between its own interests and the interests of the Minister.  If such a situation occurs, Varennes Cellulosic Ethanol LP shall notify the Minister thereof as soon as possible and the Minister may terminate the agreement, at his discretion.

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

ARTICLE 7:  ASSIGNMENT

The rights and obligations of Varennes Cellulosic Ethanol LP set forth herein may not be assigned, sold or transferred, in whole or in part, without the written consent of the Minister.

ARTICLE 8:  TERMINATION

The Minister reserves the right to terminate this agreement at any time if Varennes Cellulosic Ethanol LP fails to fulfil any of the terms, conditions and obligations incumbent upon it hereunder, and in particular if:

1.                   Varennes Cellulosic Ethanol LP gives the Minister false or misleading information or makes misrepresentations to the Minister;

2.                   the Minister is of the opinion that a situation is occurring which, for public policy reasons, calls into question the purposes for which the subsidy was granted; or

3.                   Varennes Cellulosic Ethanol LP ceases to carry on business in any manner whatsoever, including due to bankruptcy, liquidation or the assignment of its property.

In such a case, the Minister shall send a termination notice to Varennes Cellulosic Ethanol LP, which shall have thirty (30) business days to remedy the defaults mentioned in the notice and to inform the Minister thereof, failing which this agreement shall automatically be terminated as of the expiry of such period, without compensation or indemnification for any cause or reason whatsoever.

The Minister reserves the right to require the full or partial repayment, with interest, of the amount of the subsidy which has been paid as of the termination date.  The interest rate shall be determined according to the average of the prime rates of commercial bank loans. Such rates are published by the Bank of Canada on the last Wednesday of the second month of each quarter and take effect in the following quarter.  The result is rounded to the nearest whole number, and one-half is rounded down to the nearest whole number.

The failure of the Minister to exercise his termination right shall not be construed as a waiver of the right to exercise such right.

The application of sections 4.1, 4.2, 4.3, 5 and 9 shall survive the termination of this agreement.

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

ARTICLE 9:  LIABILITY

Varennes Cellulosic Ethanol LP agrees, firstly, to bear alone any legal liability with respect to third Parties and to bear alone the liability for any action, claim or demand which may be caused by the execution of the purpose of this agreement and, secondly, to defend and hold harmless the Minister, his representatives and the government in the event of any claim which may stem therefrom and to ensure that the same applies to any contract granted for the purpose of carrying out the purpose of this agreement.

ARTICLE 10: AMENDMENT OF AGREEMENT

Any amendment of this agreement shall be the subject of a written agreement between the Parties.  Such agreement may not change the nature of this agreement and shall become an integral part hereof.

ARTICLE 11:  PARTIES’ REPRESENTATIVES AND NOTICE

The Minister designates, for the purposes of this agreement, including for any consent which is required, Mario Gosselin, the Associate Deputy Minister for Energy, as his representative.  If a substitute is necessary, the Minister shall notify Varennes Cellulosic Ethanol LP in writing as soon as possible.

Varennes Cellulosic Ethanol LP designates, for the purposes of this agreement, including for any consent which is required, Vincent Chornet and Jean Roberge, acting jointly, as its representatives.  If a substitute is necessary, Varennes Cellulosic Ethanol LP  shall notify the Minister in writing as soon as possible.

Any notice from one Party to another, without preventing a Party from using another means to give notice, shall be given in writing and delivered by hand, sent by fax or by any other electronic means of communication, or sent by registered mail addressed as follows:

VARENNES CELLULOSIC ETHANOL LP

c/o Enerkem inc.

(Re:  Éthanol Cellulosique Varennes s.e.c.)

1010 Sherbrooke St. W., Suite 1610

Montreal, Quebec, H3A 2R7

Attention:  Vincent Chornet, President

- and -

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

c/o Éthanol GreenField inc.

(Re:  Éthanol Cellulosique Varennes s.e.c.)

20 Toronto St., 14th Floor

Toronto, Ontario, M5C 2B8

Attention:  Jean Roberge, Director, Thermochemical Group

THE MINISTER OF NATURAL RESOURCES AND WILDLIFE

5700 - 4th Avenue W., Suite B 401

Quebec City, Quebec, G1H 6R1

Attention:  Mario Gosselin

Associate Deputy Minister for Energy

E-mail:  [ * ]

Telephone:  418 627-6377

ARTICLE 12:  CONTRACT DOCUMENTS

The schedules referred to herein form an integral part of this agreement.  Varennes Cellulosic Ethanol LP declares that it has read them and accepts all the terms thereof.

This agreement constitutes the only agreement entered into between the Parties and any other prior agreement not reproduced herein shall be deemed to be null and void.

In the event of inconsistency between the schedules and this agreement, this agreement shall prevail.

ARTICLE 13:  GOVERNING LAW

This agreement shall be governed by the laws of Quebec and, in the event of a dispute, the courts of Quebec shall have sole jurisdiction.

ARTICLE 14:  SUCCESSORS AND ASSIGNS

This agreement shall be binding upon the respective successors and assigns of the Parties and their beneficiaries.

ARTICLE 15:  TERM OF AGREEMENT

This agreement shall take effect as of the date of the last signature and shall terminate, to the exclusion of sections 4.1, 4.2, 4.3, 5 and 9, on the date on which its purpose and the obligations set forth herein have been achieved.

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

ARTICLE 16:  BUDGETARY UNDERTAKING

In accordance with section 21 of the Financial Administration Act (R.S.Q., c. A-6.001), no financial commitment by the government of Quebec may be made or is valid unless there is a sufficient balance available against which the expenditure arising from the commitment may be charged in the fiscal year during which the commitment is made.

IN WITNESS WHEREOF, THE PARTIES HAVE DULY SIGNED THIS AGREEMENT IN TRIPLICATE AFTER READING IT AND AGREEING WITH ALL ITS TERMS AND CONDITIONS:

IN:	Quebec City	this 2012-02-07
Date

THE MINISTER

Per:	/s/ Mario Gosselin
Mario Gosselin

IN:	Varennes	this February 6, 2012
Date

ÉTHANOL CELLULOSIQUE VARENNES S.E.C.
(Varennes Cellulosic Ethanol LP),
acting and represented through its general partner,
7037163 CANADA INC.

Per:	/s/ Vincent Chornet
Vincent Chornet

Per:	/s/ Jean Roberge
Jean Roberge

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

SCHEDULE A

RESOLUTION OF THE BOARD OF DIRECTORS OF 7037163 CANADA INC.

See the attached document.

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

RESOLUTIONS OF THE DIRECTORS

OF

7037163 CANADA INC.

(the “Corporation”)

ACTING AS GENERAL PARTNER OF

VARENNES CELLULOSIC ETHANOL LP

The undersigned, being all the directors of the Corporation, hereby adopt the following resolutions:

SUBSIDY APPLICATION SUBMITTED TO THE MINISTER OF
NATURAL RESOURCES AND WILDLIFE (the “Minister”)

WHEREAS, pursuant to section 3 of the Regulation respecting the promise and awarding of grants (R.R.Q., 1981, c. A-6.01, r. 6), the Minister has been authorized by the government, on the recommendation of the Conseil du trésor, in accordance with Order-in-Council No. 465-2011 dated May 4, 2011 (the “Order-in-Council), to pay the “Enerkem inc. and Éthanol GreenField Québec inc. joint venture” a maximum subsidy of $18,000,000.

WHEREAS the “Enerkem inc. and Éthanol GreenField Québec inc. joint venture” was set up in the form of a limited partnership, the name of which is “Varennes Cellulosic Ethanol LP”, the general partner of which is the Corporation and the sole special partners of which are Enerkem inc. and Éthanol GreenField Québec inc. (the “Joint Venture”);

WHEREAS the activities of the Joint Venture shall be limited to the construction and operation of the proposed plant in the City of Varennes in Montérégie referred to in the Order-in-Council; and

WHEREAS the majority shareholder of Éthanol GreenField Québec inc. is Éthanol GreenField inc. and this is the entity referred to in the document entitled “Projet d’usine de production d’éthanol de seconde génération à Varennes” [proposed second generation ethanol production plant in Varennes] dated January 2010 which was filed with the subsidy application to the Minister by the Joint Venture.

IT IS UNANIMOUSLY RESOLVED AS FOLLOWS:

1.                                       To confirm and ratify for all legal purposes that the subsidy application relating to the proposed plant referred to in the Order-in-Council was submitted for and on behalf of the Joint Venture and that the above information is accurate and true;

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

2.                                       To authorize Brian C. Keith, Secretary and director of the Corporation, as well as Jocelyn Auger, director of the Corporation, to provide any information, sign any document and otherwise do anything which may be useful or necessary to allow the Minister to satisfy himself as to the accuracy and truth of the foregoing.

(The signature page follows)

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

RESOLUTIONS OF THE DIRECTORS OF THE CORPORATION, ACTING AS GENERAL PARTNER OF THE JOINT VENTURE, ADOPTED AS OF NOVEMBER 2, 2011:

/s/ Jocelyn Auger	/s/ Vincent Chornet
Jocelyn Auger	Vincent Chornet

/s/ Brian C. Keith	/s/ Patrice Ouimet
Brian C. Keith	Patrice Ouimet

/s/ Jean Roberge	/s/ Barry Wortzman
Jean Roberge	Barry Wortzman

INTERVENTION OF SPECIAL PARTNERS

We, the undersigned, duly authorized to act for and on behalf of the special partner of Varennes Cellulosic Ethanol LP below which our respective signatures appear, declare that we have read the Resolutions of the directors of the Corporation, acting as general partner of the Joint Venture, adopted as of November 2, 2011, the original of which is set forth above (the “Resolutions”).

We confirm and ratify for all legal purposes, acting for and on behalf of the special partner of Varennes Cellulosic Ethanol LP below which our respective signatures appear, that the subsidy application relating to the proposed plant referred to in the Order-in-Council was submitted for and on behalf of the Joint Venture and that the information indicated in the Resolutions is accurate and true.

We declare that we are duly authorized, acting for and on behalf of the special partner of Varennes Cellulosic Ethanol LP below which our respective signatures appear, to provide any information, sign any document and do any other thing which may be useful or necessary to allow the Minister to establish to his satisfaction that the information indicated in the Resolutions is accurate and true.

GREENFIELD ETHANOL INC.	ENERKEM INC.

/s/ Brian Keith	/s/ Jocelyn Auger
Brian Keith	Jocelyn Auger

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

RESOLUTIONS OF THE DIRECTORS

OF

7037163 CANADA INC.

(the “Corporation”)

ACTING AS GENERAL PARTNER OF

VARENNES CELLULOSIC ETHANOL LP

The undersigned, being all the directors of the Corporation, hereby adopt the following resolutions:

SUBSIDY AGREEMENT WITH THE MINISTER OF NATURAL

RESOURCES AND WILDLIFE (the “Minister”)

The Corporation wishes to enter into a Subsidy Agreement with the Minister (the “Agreement”) on terms and conditions substantially the same as those set forth in the draft Agreement attached here to as Schedule “A”.

IT IS UNANIMOUSLY RESOLVED AS FOLLOWS:

1.                   The Corporation is authorized to enter into the Agreement on terms and conditions substantially the same as those set forth in the draft Agreement attached here to as Schedule “A”.

2.                   Jean Roberge and Vincent Chornet, directors of the Corporation, are authorized and instructed, acting for and on behalf of the Corporation, to negotiate, finalize, enter into and sign the Agreement with any addition, withdrawal or other amendment which they consider necessary or desirable.

3.                   Each director of the Corporation is authorized and instructed, acting for and on behalf of the Corporation, to enter into and sign any document or other written instrument and to take any action and otherwise do anything which they consider necessary or desirable to give full effect hereto.

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

RESOLUTIONS OF THE DIRECTORS OF THE CORPORATION, ACTING AS GENERAL PARTNER OF THE JOINT VENTURE, ADOPTED AS OF NOVEMBER 2, 2011:

/s/ Jocelyn Auger	/s/ Vincent Chornet
Jocelyn Auger	Vincent Chornet

/s/ Brian C. Keith	/s/ Patrice Ouimet
Brian C. Keith	Patrice Ouimet

/s/ Jean Roberge	/s/ Barry Wortzman
Jean Roberge	Barry Wortzman

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

SCHEDULE B

FINANCIAL PACKAGE AND ANTICIPATED EXPENDITURES

FINANCIAL PACKAGE

Private contribution (promoters)		$	[ * ] M

Financial assistance from Quebec			$27 M

Loan:	$9 M
Subsidy:	$18 M

Financial assistance from the SDTC			$33 M

Total		$	[ * ] M

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Financial information

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[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[ * ]	$	[ * ]

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VARENNES-GENERATIONS PROJECT	CONFIDENTIAL	TRADE SECRETS

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

SCHEDULE C

COMPLETION SCHEDULE

Steps	Beginning	End
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[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.